                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-81012


                        SUPPLEMENT TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST
                            DATED SEPTEMBER 29, 1999


     The third paragraph under the section entitled "Fund Management" in the Prospectus is hereby replaced by the following:

     Thomas K. McKissick, a Managing Director of the Sub-Advisor and a member of the Equity Policy Committee of The TCW Group, Inc., and N. John Snider, a Managing Director of the Sub-Advisor, have been the primary portfolio managers of the Fund, since October 1997 in the case of Mr. McKissick and since June 2000 in the case of Mr. Snider. Mr. McKissick has been employed by The TCW Group, Inc. since 1985, first as an equity analyst and since 1990 as a portfolio manager in TCW's Large Cap Equity Group. Prior to joining TCW in April 2000, Mr. Snider was a portfolio manager at Provident Investment Counsel (November 1998-April 2000) and prior thereto was a portfolio manager and Director of Investor Relations at ARCO Investment Management Company (April 1981-November 1998).


June 7, 2000